SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                               FORM 8-K



                             CURRENT REPORT


                  Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934



                             January 3, 1997
               Date of Report (Date of earliest event reported)



                          Murphy Oil Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                    1-8590                71-0361522
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)



      200 Peach Street, El Dorado, Arkansas                     71730
    (Address of principal executive offices)                  (Zip Code)



                                  (501) 862-6411
              (Registrant's telephone number, including area code)


                               (Not Applicable)
         (Former name or former address, if changed since last report)

Item 5        OTHER EVENTS

              On December 31, 1996 Murphy Oil Corporation completed the spin-off of its wholly owned farm, timber and real estate subsidiary Deltic Timber Corporation, formerly Deltic Farm & Timber Co., Inc. as previously announced on September 5, 1996.

              See the attached press release dated January 3, 1997 included as a part of this report as Exhibit No. 1 regarding the allocation of tax basis resulting from the tax-free spin-off of Deltic Timber Corporation.

              See the attached CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 INCLUDED AS A PART OF THIS REPORT AS EXHIBIT NO. 2.


                                      SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Murphy Oil Corporation



                                               By:  /s/ Walter K. Compton
                                                    _____________________
                                                     Walter K. Compton
                                                         Secretary



Date:  January 15, 1997

                                                                EXHIBIT NO. 1

MURPHY OIL CORPORATION
NEWS RELEASE

FOR RELEASE:  JANUARY 3, 1997

      EL DORADO, AR - Murphy Oil Corporation (MUR) announced today the allocation of tax basis resulting from the tax-free spin-off of its timber, real estate and farm operations, Deltic Timber Corporation (DEL).

      The Company said that based on the relative fair market values of the respective companies on January 2, 1997, the first day of trading after distribution, 11.27 percent of a stockholder's tax basis in Murphy Oil Corporation Common Stock should be allocated to the shares of Common Stock in Deltic Timber Corporation received pursuant to the Distribution described in the Information Statement of Deltic Timber Corporation dated December 5, 1996. A summary of material federal income tax consequences is included on page 15 of the Information Statement.

                                                               EXHIBIT NO. 2


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        Murphy Oil Corporation ("Company") may, in discussions of its future plans, objectives, and expected performance in periodic reports filed by the Company with the Securities and Exchange Commission (or documents incorporated by reference therein) and in written and oral present by the Company or its management, include projections or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 or
Section 21E of the Securities Exchange Act of 1934, as amended. The Company may wish to make such forward-looking statements to inform existing and potential security holders more fully regarding various matters, including without limitation, projections regarding future income, oil and gas production, production and sales volumes of refined petroleum products, replacement of oil and gas reserves, capital spending, as well as predictions as to the timing and success of specific projects. Such forward-looking statements are generally accompanied by words such as estimate, project, predict, or expect, that convey the uncertainty of future events or outcomes. Such projections and forward-looking statements are based on assumptions which the Company believes are reasonable, but are by their nature inherently uncertain. In all cases, there can be no assurance that such assumptions will prove correct or that projected events will occur, and actual results could differ materially from those projected.

        The factors identified in this statement are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Unpredictable or unknown factors not discussed herein could also have material adverse effects on forward looking projections. The Company does not intend to update these cautionary statements.

UPSTREAM FACTORS AFFECTING PERFORMANCE

Volatility and Level of Crude Oil and Gas Prices

        The Company's projections as to the level of future earnings are based in part on certain assumptions as to the future prices of crude oil and natural gas. These price assumptions are used for planning purposes and the Company expects they will change over time. Any substantial or extended decline in the actual prices of crude oil and natural gas could have a material adverse effect on the Company's financial position, results of operations and on quantities of crude oil and natural gas reserves that may be economically produced. These prices historically have been volatile and may vary based on factors affecting commodities markets generally, such as political instability in producing regions, changes in market demand, and fluctuations in political, regulatory and economic climates throughout the world.

Level and Success Rate of Exploration Programs

        The Company uses the successful efforts method of accounting for exploration and development expenditures whereby costs of exploratory wells are initially capitalized during drilling operations, but if proved reserves are not found the costs are subsequently expensed. Because of this method, lack of success has an immediate impact, which may be material, on the Company's results of operations. An increase in the level of the Company's exploration program will necessarily increase the exposure to unsuccessful drilling efforts and immediate recognition of the related expense with concomitant fluctuations in earnings.

Ability to Maintain Production Rates and Replace Reserves

        Projecting future rates of oil and gas production is inherently imprecise. Producing oil and gas reservoirs generally have declining production rates. Production rates depend on a number of factors, including crude oil prices, market demand, and the political, economic and regulatory climate.

        The other major factor affecting production rates is the Company's ability to replace depleting reservoirs with new reserves through acquisitions or exploration success. Exploration success is impossible to predict particularly over the short term, where results vary widely year to year; moreover, the ability to replace reserves over an extended period depends not only on the total volumes found, but on the cost of finding and developing such reserves and the timing to develop projects (many of which often require long lead times). Depending on the general crude oil and natural gas price environment, the Company's finding and development costs may not justify the use of resources to produce such reserves. There can be no assurances as to the level or timing of success, if any, that the Company will be able to achieve in acquiring or finding and developing additional reserves.

DOWNSTREAM FACTORS AFFECTING PERFORMANCE

        A portion of the Company's total income comes from operations downstream of oil and gas production and sale, chiefly refining and marketing of gasoline and other products. It is possible that the Company could meet its projections for upstream operations and still fail to meet overall projections made in various forward looking statements and vice versa.

Products

        The Company conducts refining operations in Louisiana, Wisconsin and the United Kingdom and marketing operations in 17 states, Canada and the United Kingdom. Results of these operations will be significantly affected by changes in the volumes sold and the prices received on those volumes. These, in turn, are influenced by such factors as the general economic condition of the states, which affects the overall demand for gasoline and other refined products, the actions taken by competitors, including both pricing and the expansion and retirement of refining capacity in response to market conditions, environmental regulations issued by the state and federal government, including particularly regulations dealing with gasoline composition and characteristics. Overall profitability of the Company's refining and marketing operations depends heavily on the margin between the price of crude oil and/or purchased products and the sales price of products produced and/or purchased. These margins may fluctuate depending upon changes in the price of crude oil and the relative supply/demand balance for products. Political constraints either in the form of express legal requirements or general political pressure may also limit the margins otherwise available to the Company. The Company's projections as to the level of future earnings are dependent on producing and selling certain volumes of refined products and achieving certain products margins. Products volumes and margins historically have been volatile and may vary with factors such as the national and regional economy, market demand, regulatory changes, the price of crude oil, and the ability of regional refiners and the Company to provide a sufficient supply of refined products.

EFFECT OF POLITICAL AND REGULATORY INSTABILITY ON COMPANY'S OPERATIONS

        The Company's ability to conduct acquisitions, exploration, development and production of oil and gas interests, and manufacture and market petroleum products is dependent on the political and regulatory climate in the particular geographic regions where the properties are located. The Company's ability to negotiate and implement specific marketing plans, contracts or arrangements for products in a timely and favorable manner may be impacted by political considerations unrelated to or beyond the control of the Company. Political instability may result in insurgencies and military operations that could interfere with the Company's operating facilities located throughout the world. Possible political and regulatory actions by governments may affect future results in unpredictable ways.

OPERATING HAZARDS

        The Company's drilling operations are subject to various hazards common to the industry, including explosions, fires, and uncontrollable flows of oil and gas. Since much of the Company's oil and gas operations are conducted offshore, they are also subject to the additional hazards of marine operations, such as capsizing, collision and damage or loss from severe weather conditions. Similarly, the Company's refining operations are subject to explosions, fires, and damage from severe weather conditions.